UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

PTC THERAPEUTICS, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Court
South Plainfield, NJ	07080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 222-7000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PTCT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure.

On Wednesday, January 15, 2020 at 8:30 am PT at the 38th Annual J.P. Morgan Healthcare Conference (the “Conference”), PTC Therapeutics, Inc. (the “Company”) presented pursuant to advance notice its 2020 strategic priorities, preliminary 2019 financial results, and 2020 financial guidance. The Company’s presentation has been made available on the Events and Presentations page under the Investors section of the Company’s website. A copy of the slide deck, which the Company presented to investors at the Conference, is attached as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

At the Conference, the Company announced certain preliminary (unaudited) financial information for its fiscal year ending December 31, 2019, including that the Company expects to report (i) total unaudited revenue of approximately $306 million, including net product revenue for the Duchenne muscular dystrophy franchise of approximately $291 million and a $15 million milestone payment from F. Hoffmann La Roche Ltd and Hoffmann La Roche Inc. for the risdiplam New Drug Application (“NDA”) acceptance; (ii) net product revenue for Translarna™ of approximately $190 million, (iii) net product revenue for Emflaza® of approximately $101 million and (iv) ending cash and cash equivalents of approximately $686 million. Final results are subject to completion of the Company’s year-end audit and are subject to revision.

The Company also announced certain corporate updates, including that (i) the Company submitted a Marketing Authorization Application for the potential approval of a gene therapy treatment, PTC-AADC, for AADC deficiency with the European Medicines Agency and the Company expects the Committee for Medicinal Products for Human Use opinion in the second half of 2020, (ii) in a recent interaction with the U.S. Food and Drug Administration (the “FDA”) there was a request for additional information concerning the use of the commercial delivery system for PTC-AADC in young patients and the Company anticipates the submission of a Biologics License Application to the FDA in the second quarter of 2020, (iii) the Prescription Drug User Fee Act date for a decision by the FDA on the risdiplam NDA is May 24, 2020 and (iv) in 2020, the Company plans to initiate three clinical trials in its newly acquired redox platform including potential registrational trials in mitochondrial epilepsy and Friedreich ataxia with PTC743 and a Phase 1 trial with PTC857 targeting GBA Parkinson's disease.

Forward Looking Statements: All statements, other than those of historical fact, contained in this Current Report on Form 8-K, are forward-looking statements, including preliminary (unaudited) financial information for fiscal year 2019, expectations with respect to future financial results and statements regarding: expectations with respect to the Company's gene therapy platform, including any potential regulatory submissions and manufacturing capabilities; and advancement of the Company's joint collaboration program in spinal muscular atrophy (“SMA”), including any potential regulatory submissions, commercialization or royalty or milestone payments. The Company's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the preliminary nature of the Company's 2019 financial information, which is subject to completion of the Company's year-end audit; expectations with respect to the Company’s gene therapy platform, including any potential regulatory submissions and potential approvals, manufacturing capabilities and the potential financial impact and benefits of its leased biologics facility and the potential achievement of development, regulatory and sales milestones and contingent payments that the Company may be obligated to make; the enrollment, conduct, and results of studies under the SMA collaboration and events during, or as a result of, the studies that could delay or prevent further development under the program, including any potential regulatory submissions and potential commercialization with regards to risdiplam; and the factors discussed in the “Risk Factors” section of the Company's Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019 as well as any updates to these risk factors filed from time to time in the Company's other filings with the Securities and Exchange Commission. You are urged to carefully consider all such factors. The forward-looking statements contained herein and the exhibit hereto represent the Company's views only as of the date of this Current Report on Form 8-K and the Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this Current Report on Form 8-K except as required by law. All website addresses given in this Current Report on Form 8-K or incorporated herein by reference are for information only and are not intended to be an active link or to incorporate any website information into this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Corporate Presentation - 38th Annual J.P. Morgan Healthcare Conference
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Therapeutics, Inc.

Date: January 17, 2020	By:	/s/ Emily Hill
	Name:	Emily Hill
	Title:	Chief Financial Officer